SPIN-OFF OF NOVATECH RESEARCH AND DEVELOPMENT JSC	12 Months Ended
Dec. 31, 2025
SPIN-OFF OF NOVATECH RESEARCH AND DEVELOPMENT JSC
SPIN-OFF OF NOVATECH RESEARCH AND DEVELOPMENT JSC
3.	SPIN-OFF OF NOVATECH RESEARCH AND DEVELOPMENT JSC

In August, 2025, a portion of the VinFast Vietnam’s net assets was spun off to establish a new company, Novatech Research and Development Joint Stock Company (“Novatech”) (which is now known as Future Investment Research and Development Joint Stock Company).

Subsequent to the Spin-Off, the Company transferred its entire ownership interest in Novatech to the Company’s Chief Executive Officer for total consideration of approximately VND39,828 billion (USD1,585.5 million), which was accounted for as a disposal of a subsidiary under common control. The consideration was fully paid in 2025. The difference between the consideration received and the carrying amounts of the net assets of Novatech was recognized in equity in the consolidated financial statements.

Concurrently, VinFast Vietnam entered into a long-term intellectual property license agreement with Novatech, pursuant to which the Company obtained the rights to use such intellectual property for the purpose of continuing its electric vehicle manufacturing operations, for a fixed license fee of VND25,199 billion (USD1,003.1 million). In 2025, VinFast settled the entire license fee payable to Novatech through a set-off arrangement and cash payments.

In addition, the conversion ratios and exchange ratios of the Company’s Dividend Preferred Shares (“DPS”) into common shares of VinFast Vietnam and the Company were modified on October 1, 2025. As a result, DPSs were remeasured at fair value and the differences between their fair value and carrying amount were recorded as a change in additional paid-in capital. Further details are disclosed in Note 22 – Dividend Preference Shares.